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                 SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): March
30, 2000


                   United Security Bancorporation
         (Exact Name of Registrant as Specified in Charter)


          Washington           0-18561            91-1259511
          ----------           -------            ----------
(State or other jurisdiction   (Commission        (IRS
Employer Identi-
        of incorporation)       File Number)       fication
Number)

       9506 North Newport Highway, Spokane, Washington 99218-
1200
       -----------------------------------------------------
-----
            (Address of principal executive offices/Zip
Code)

   Registrant's telephone number, including area code:
(509) 467-6949
   ---------------------------------------------------------
----------

       Item 5.  Other Events.

United Security Bancorporation (USBN) announced that Richard
C. Emery notified the Board of Directors of his intention to retire as President and CEO of USBN effective June 1, 2000. Emery will complete his terms on the Boards of the holding company and individual subsidiary banks through USBN's May 23 annual meeting, but will not stand for re-election. Wes Colley, President and CEO of USBN's AmericanWest Bank subsidiary, was named to succeed Emery as President and CEO.

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                       EXHIBIT INDEX

Exhibit No.              Title
-----------              -----

99.                      Press release dated March 30, 2000,
                         issued by United Security
Bancorporation

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 3, 2000

                         UNITED SECURITY BANCORPORATION

                         By:  /s/ Chad Galloway
                         ------------------------------
                         Name:    Chad Galloway
                         Title:   Vice President and
                                  Chief Financial Officer



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